                                                                   Exhibit 10.16

                          Burlington Business Center
                            67 South Bedford Street
                           Burlington, Massachusetts
                               (the "Building")

                                FIRST AMENDMENT
                                ---------------
                                 July 22, 1997

     LANDLORD:       Sumitomo Life Realty (N.Y.), Inc.

     TENANT:         Lightbridge, Inc.

     PREMISES:       An area on the first (1st) floor East Pod of the Building, substantially as shown on Lease Plan, Exhibit F, Sheet 1;
                     an area on the second (2nd) floor East Pod of the Building, substantially as shown on Lease Plan, Exhibit F, Sheet 2;
                     and an area on the third (3rd) floor East Pod of the Building, substantially as shown on Lease Plan, Exhibit F,
                     Sheet 3

     LEASE
     EXECUTION
     DATE:           March 5, 1997

     TERMINATION
     DATE:           May 31, 2004

     PREVIOUS
     LEASE
     AMENDMENTS:     None

     EQUIPMENT
     PREMISES:       An area adjacent to the Building more particularly shown on
                     Exhibit A, First Amendment, a copy of which is attached hereto and incorporated by referenced herein

     WHEREAS, Tenant desires to install an emergency generator and a supplemental HVAC system which includes nine (9) exterior condensers and nine
(9) interior air handlers ("Equipment") in the Equipment Premises;

     WHEREAS, Landlord is willing to consent to such installation of the Equipment upon the terms and conditions hereinafter set forth;

        NOW THEREFORE, the above-referenced lease ("the Lease") is hereby amended as follows:

        1.      INSTALLATION OF EQUIPMENT
                -------------------------

        Landlord hereby consents to the installation of the Equipment on the following terms and conditions and otherwise in accordance with the provisions of the Lease:

        A. All work to be performed in connection with the installation with the Equipment shall be performed subject to, and in accordance with all of the requirements of the Lease. Without limiting the foregoing:
        (i) Tenant shall obtain Landlord's written approval of detailed plans and specifications describing such work prior to commencing such work, and (ii) the provisions of Article III and Exhibit G of the Lease shall apply to the performance of such work.

        B. Tenant shall maintain such Equipment in good condition throughout the term of the Lease at Tenant's sole cost and expense.

        C. At the expiration of the term of the Lease, Tenant shall, at its sole cost and expense, and at the sole election of the Landlord, remove the nine (9) exterior condensers and nine (9) interior air handlers and related equipment and repair any damage to the Premises, the Building, or the Land caused by the installation or removal of the Equipment. Regarding the supplemental HVAC system, the Premises shall have the base building HVAC system restored to its original condition and in working order. Regarding the emergency generator, the enclosure, generator and any and all related conduits and cabling shall be removed and the grounds restored to its former condition. If Tenant fails timely to perform such removal and restoration work, Landlord shall, upon five (5) business days written notice to Tenant, have the right to perform such work, and to dispose of such Equipment in any manner which Landlord sees fit. Tenant shall reimburse Landlord for the cost of such work and any costs incurred by Landlord in disposing of the Equipment, within ten
        (10) days of billing therefore.

        D. Without limiting any other indemnity obligations which Tenant has under the Lease, Tenant shall indemnify, defend, and hold Landlord and Landlord's managing agent, harmless from and against any and all loss, cost or damage incurred or suffered by Landlord as the result of the installation, maintenance or operation of the Equipment on the Land.

        2. As hereby amended, the Lease is ratified, confirmed and approved in all respects.

            EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                                  TENANT:
SUMITOMO LIFE REALTY (N.Y.), INC.          LIGHTBRIDGE, INC.

By: /s/ H. Tahaler,    President           By: /s/ William G. Brown,  CFO
    -----------------------------              -------------------------------
    (Name)             (Title)                 (Name)               (Title)
    Hereunto Duly Authorized                   Hereunto Duly Authorized

By: /s/ R. W. Howett,    VP
    -----------------------------
    (Name)             (Title)
    Hereunto Duly Authorized

Date Signed:  7/29/97                      Date Signed:  7/23/97
             --------------------                       ----------------------

                          Burlington Business Center
                            67 South Bedford Street
                           Burlington, Massachusetts
                               ("the Building")

                               SECOND AMENDMENT
                               ----------------
                                October 6, 1997

                LANDLORD:       Sumitomo Life Realty (N.Y.), Inc.

                TENANT:         Lightbridge, Inc.

                EXISTING
                PREMISES:       An area on the first (1st) floor East Pod of the
                                Building, containing 21,055 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 1; an area on the second (2nd) floor East Pod of the Building, containing
                                21,892 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 2; and an area on the third (3rd) floor East Pod of the Building, containing 3,411 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 3

                GENERATOR
                PREMISES:       An area adjacent to the Building, more
                                particularly shown on Exhibit A, First
                                Amendment, dated July 22, 1997

ORIGINAL
LEASE
DATA:

                LEASE
                EXECUTION
                DATE:           March 5, 1997

                TERMINATION
                DATE:           May 31, 2004

           PREVIOUS
           LEASE
           AMENDMENTS:    First Amendment dated July 22, 1997

           SECOND
           AMENDMENT
           PREMISES:       An area on the fourth (4th) floor West Lobby of the
                           Building, containing 11,226 square feet of Rentable
                           Floor Area, substantially as shown on Exhibit A, Second Amendment, a copy of which is attached hereto and incorporated by reference herein

     WHEREAS, Tenant desires to lease additional premises located in the Building, to wit, the Second Amendment Premises;

     WHEREAS, Landlord is willing to lease the Second Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

     1.    DEMISE OF THE SECOND AMENDMENT PREMISES
           ---------------------------------------

     Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, the Second Amendment Premises. Said demise of the Second Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises (including, without limitation, Tenant's Option to Extend the Term of the Lease pursuant to Article XI of the Lease and Tenant's Right of First Offer pursuant to Article XII of the Lease), except as follows:

     A. The Term Commencement Date in respect of the Second Amendment Premises shall be the later of: (i) November 1, 1997, or (ii) the date that the current tenant in the Second Amendment Premises vacates the Second Amendment Premises, and Landlord delivers possession of the Second Amendment Premises to Tenant.

     B. The Rent Commencement Date in respect of the Second Amendment Premises shall be the earlier of: (i) the later of (a) January 1, 1998, or (b) sixty (60) days after the Term Commencement Date in respect of the Second Amendment Premises, or (ii) the date that Tenant first commences to use the Second Amendment Premises for business purposes.

     C. Tenant's Operating Expense Base in respect of the Second Amendment Premises shall be the actual amount of Operating Expenses Allocable to the Second Amendment Premises for calendar year 1997.

     D. Tenant's Tax Base in respect of the Second Amendment Premises shall be the actual amount of Tax Expenses Allocable to the Second Amendment Premises for fiscal/tax year 1997.

     C. Annual fixed Rent in respect of the Second Amendment Premises shall be as follows:

     Time Period                  Annual Fixed Rent       Monthly Payment
     -----------                  -----------------       ---------------

     Rent Commencement
     Date - December 31, 1999:      $294,682.56              $24,556.88

     January 1, 2000 -
     December 31, 2001:             $305,908.56              $25,492.38

     January 1, 2002 -
     December 31, 2003:             $317,134.56              $26,427.88

     January 1, 2004 -
     May 31, 2004:                  $322,747.56              $26,895.63

     D. Tenant's Annual Electricity Charge in respect of the Second Amendment Premises shall be Ten Thousand Six Hundred Sixty-Four and 70/100 ($10,664.70) Dollars (i.e., $.95 per square foot of Rentable Floor Area in respect of the Second Amendment Premises). Tenant's obligation to commence paying the Annual Electricity Charge in respect of the Second Amendment Premises shall commence as of the Rent Commencement Date in respect of the Second Amendment Premises.

     E. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

     2. CONDITION OF SECOND AMENDMENT PREMISES
        --------------------------------------

     Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Second Amendment Premises "as-is", in the condition in which the Second Amendment Premises are in as of the Term Commencement Date in respect of the Second Amendment Premises without any obligation on the part of Landlord to prepare or construct the Second Amendment Premises for Tenant's occupancy, and without any representation or warranty by Landlord as to the condition of the Second Amendment Premises.

        3.  LANDLORD'S CONTRIBUTION IN RESPECT OF THE EXISTING PREMISES AND
            ---------------------------------------------------------------
            SECOND AMENDMENT PREMISES
            -------------------------


        Landlord shall provide to Tenant up to One Hundred Twelve Thousand Two Hundred Sixty and 00/100 ($112,260.00) Dollars as a "Landlord's Second Amendment Contribution" towards the cost of leasehold improvements to be installed by Tenant in the Existing Premises and Second Amendment Premises ("Tenant's Work"). Landlord's Second Amendment Contribution shall be disbursed to Tenant in the same manner and subject to the same conditions and limitations as set forth on Exhibit B to the Lease, except:

        A. For the purpose of clause (iii) of Paragraph D of Exhibit B to the Lease, wherever the date "September 30, 1997" is used, the date "July 1, 1998" shall be substituted therefor.

        B. Landlord's Second Amendment Contribution may be used only for leasehold improvements to the Existing Premises and Second Amendment Premises.

        C. In no event shall Landlord's Contributions be used for cabling, wiring, furniture, fixtures or equipment.

        4.  DELETED LEASE PROVISIONS
            ------------------------

        Article XIV of the Lease is hereby deleted in its entirety and of no further force or effect.

        5.  LETTER OF CREDIT
            ----------------

        The parties hereby acknowledge that Landlord is presently holding a Letter of Credit in an amount equal to One Million and 00/100 ($1,000,000.00) Dollars pursuant to Article X of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold said Letter of Credit during the term of the Lease in respect of both the Existing Premises and Second Amendment Premises.

        6.  CONDITION OF LANDLORD'S EXECUTION
            ---------------------------------

        The parties acknowledge that Landlord is only willing to execute this Second Amendment in the event that: (i) the current tenant in the Second Amendment Premises, Intelligent Environment, Inc. ("Intelligent") agrees to relocate from the Second Amendment Premises to other premises ("Other Premises") in the Building; and (ii) the current tenant in the Other Premises, Sight Resource Corporation ("Sight") agrees to terminate the term of its lease in respect of the Other Premises. Therefore, Landlord shall have the right, exercisable upon written notice to Tenant, to render this Second Amendment void and without force or effect, unless all of the following events occur:

        A. Tenant executes and delivers to Landlord the foregoing Second Amendment;

        B. Sight executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby Sight agrees to terminate the term of its lease in respect of the Other Premises.

        C. Intelligent executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby Intelligent agrees to relocate from their existing premises to the Other Premises.

        7.      TENANT'S TERMINATION RIGHT UPON LATE DELIVERY OF THE SECOND
                ------------------------------------------------------------
                AMENDMENT PREMISES
                ------------------

        Tenant may terminate this Second Amendment by written notice to Landlord in the event that Landlord does not deliver possession of the Second Amendment Premises to Tenant by no later than March 1, 1998.

        8. As herein amended, the Lease is ratified, confirmed and approved in all respects.

        EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                                   TENANT:
SUMITOMO LIFE REALTY (N.Y.), INC.           LIGHTBRIDGE, INC.

By: /s/ R. W. Howett, VP                    By: /s/ William G. Brown, CFO
    ------------------------------              -----------------------------
    (Name)            (Title)                   (Name)             (Title)
    Hereunto Duly Authorized                    Hereunto Duly Authorized


                                            Date Signed:      10/16/97
                                                         --------------------